USCF ETF TRUST

Stock Split Index Fund — TOFR*

Supplement No. 2 dated January 14, 2016 to the Prospectus dated October 23, 2015 and the

Statement of Additional Information (“SAI”) dated October 23, 2015, as amended December 10, 2015

* Principal U.S. Listing Exchange: NYSE Arca, Inc.

This supplement provides new and additional information beyond that contained in (i) the current Prospectus for the Stock Split Index Fund (the “Fund”), and (ii) the current SAI for the Fund. This supplement should be read in conjunction with the Prospectus and the SAI. Terms not defined herein shall have the meanings ascribed to them in the Prospectus and the SAI.

Currently, Creation Baskets and Redemption Baskets consist of 50,000 shares. All references in the Prospectus and SAI to the size of Creation Baskets and Redemption Baskets are hereby changed to 50,000 shares.